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                                                                      EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-33237) dated October 2, 1997 of Golden Star Resources Ltd. of our report dated December 14, 1999, relating to the financial statements of Bogoso Gold Limited, which appears in the Current Report on Form 8-K/A of Golden Star Resources Ltd. dated December 14, 1999.


PricewaterhouseCoopers
Chartered Accountants

Accra, Ghana
December 14, 1999